UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2008

ZEALOUS TRADING GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-26383 (Commission File Number)	88-0325940 (I.R.S. Employer Identification Number)

1800 Century Park East, Suite 200, Los Angeles, California 90067
 (Address of principal executive offices) (zip code)

(310) 895-7778
 (Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 4.01    Changes in Registrant’s Certifying Accountant

On March 12, 2008, Zealous Trading Group, Inc. (the “Company”) dismissed Larry O’Donnell, CPA (“O’Donnell”) as its independent registered public accounting firm. The decision to change accountants was made by the Company’s Board of Directors (the “Board”).

On March 12, 2008, the Company engaged Berkovits & Company, LLC (“Berkovits”) as its independent registered public accounting firm. The decision to engage Berkovits was made by the Board.

During the two fiscal years ended February 28, 2006 and 2007, and through March 12, 2008, (i) there were no disagreements between the Company and O’Donnell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of O’Donnell would have caused O’Donnell to make reference to the matter in its reports on the Company’s financial statements, and (ii) except for (a) O’Donnell’s report on the Company's February 28, 2007 financial statements dated June 7, 2007, which included an explanatory paragraph wherein O’Donnell expressed substantial doubt about the Company's ability to continue as a going concern and (b) O’Donnell’s report on the Company's February 28, 2006 financial statements dated May 22, 2006, which included an explanatory paragraph wherein O’Donnell expressed substantial doubt about the Company's ability to continue as a going concern, O’Donnell’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles. During the two fiscal years ended February 28, 2006 and 2007 and through March 12, 2008, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

During the two fiscal years ended February 28, 2006 and 2007 and through March 12, 2008, the Company has not consulted with Berkovits regarding either:

1.
The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to Berkovits nor oral advice was provided that Berkovits concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

On March 12, 2008, the Company provided O’Donnell with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that O’Donnell furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K.  Such letter is filed herewith as Exhibit 16.1.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
16.1	Letter on change in certifying accountant dated March 13, 2008 from Larry O’Donnell, CPA

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 14, 2008	Zealous Trading Group, Inc.

	By:	/s/ Milton C. Ault, III
Milton C. Ault, III
President and Chief Executive Officer

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